UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 28, 2018

ENTASIS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38670	82-4592913
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 810-0120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation and Bylaws

On September 28, 2018, Entasis Therapeutics Holdings Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware, in connection with the closing of the Company’s initial public offering of shares of its common stock (the “IPO”). The Company’s board of directors (the “Board”) and stockholders previously approved the Restated Certificate to be filed in connection with, and to be effective upon, the closing of the IPO, and the form of the Restated Certificate was filed as an exhibit to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) filed in connection with the IPO. On September 28, 2018, the Company’s Amended and Restated Bylaws (the “Restated Bylaws”) became effective in connection with the closing of the IPO. The Board and stockholders previously approved the Restated Bylaws to become effective on the closing of the IPO, and the form of the Restated Bylaws was filed as an exhibit to the Registration Statement.

The Restated Certificate and the Restated Bylaws, among other things: (i) authorize 125,000,000 shares of common stock; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Board in one or more series; (iv) provide that the Board be divided into three classes with staggered three-year terms, with one class of directors to be elected at each annual meeting of the Company’s stockholders; (v) provide that directors may only be removed with cause and only upon the affirmative vote of holders of at least two-thirds of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors; (vi) provide that, subject to limited exceptions, vacancies on the Board shall only be filled by the remaining members of the Board; (vii) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; and (viii) eliminate the ability of the Company’s stockholders to call a special meeting of the stockholders.

The foregoing description of the Restated Certificate and Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Certificate and Restated Bylaws, which are filed as Exhibit 3.1 and 3.2, respectively, hereto, and are incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTASIS THERAPEUTICS HOLDINGS INC.

	By:	/s/ Michael Gutch
Michael Gutch
Chief Financial Officer and Chief Business Officer

Dated: September 28, 2018

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